                                                                    EXHIBIT 21.1

Boyd Gaming Corporation
Significant Subsidiaries:

California Hotel and Casino
d.b.a. California Hotel and Casino
d.b.a. Sam's Town Hotel, Gambling Hall and Bowling Center
(State of Incorporation or Organization)  Nevada
(IRS Employer Identification Number)  88-0121743

Boyd Tunica, Inc.
d.b.a. Sam's Town Hotel and Gambling Hall
(State of Incorporation or Organization)  Mississippi
(IRS Employer Identification Number)  64-0829658

Boyd Mississippi, Inc.
(State of Incorporation or Organization)  Mississippi
(IRS Employer Identification Number)  93-1104426

Boyd Kenner, Inc.
(State of Incorporation or Organization)  Louisiana
(IRS Employer Identification Number)  88-0319489

Mare-Bear, Inc.
d.b.a. Stardust Resort and Casino
(State of Incorporation or Organization)  Nevada
(IRS Employer Identification Number)  88-0203692

Sam-Will, Inc.
d.b.a. Fremont Hotel and Casino
(State of Incorporation or Organization)  Nevada
(IRS Employer Identification Number)  88-0203673

Eldorado, Inc.
d.b.a. Eldorado Casino
d.b.a. Jokers Wild Casino
(State of Incorporation or Organization)  Nevada
(IRS Employer Identification Number)  88-0093922

MSW, Inc.
d.b.a. Main Street Station Hotel, Casino and Brewery
(State of Incorporation or Organization)  Nevada
(IRS Employer Identification Number)  88-0310765

Par-A-Dice Gaming Corporation
d.b.a. Par-A-Dice Hotel Casino
(State of Incorporation or Organization)  Illinois
(IRS Employer Identification Number)  37-1268902

Boyd Louisiana L.L.C.
(State of Incorporation or Organization) Nevada
(IRS Employer Identification Number)  86-0880651

Treasure Chest Casino, LLC.
d.b.a. Treasure Chest Casino
(State of Incorporation or Organization) Louisiana
(IRS Employer Identification Number)  72-1248550

Blue Chip Casino, LLC.
d.b.a. Blue Chip Casino
(State of Incorporation or Organization) Indiana
(IRS Employer Identification Number)  35-2087676

Boyd Indiana, Inc.
(State of Incorporation or Organization) Indiana
(IRS Employer Identification Number)  88-0310766

Boyd Atlantic City, Inc.
(State of Incorporation or Organization) New Jersey
(IRS Employer Identification Number)  93-1221994

Marina District Development Holding Co., LLC
(State of Incorporation or Organization) New Jersey
(IRS Employer Identification Number)  22-3767831

Marina District Development Company, LLC
(State of Incorporation or Organization) New Jersey
(IRS Employer Identification Number)  22-3598642


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